SECURITY AGREEMENT



To:      Laurus Master Fund, Ltd.
         c/o Ironshore Corporate Services, Ltd.
         P.O. Box 1234 G.T
         Queensgate House
         South Church Street
         Grand Cayman, Cayman Islands

Gentlemen:

1. To secure the payment of all Obligations (as hereafter defined), we hereby grant to you a continuing security interest in all of the following property now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest (the "Collateral"): see Exhibit A attached hereto, whether any of the foregoing is owned now or in which we hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor.

2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by us to you and all loans, advances, extensions of credit, endorsements, guaranties, benefits and/or financial accommodations heretofore or hereafter made, granted or extended by you to us or which you have or will become obligated to make, grant or extend to us or for our account and any and all interest, charges and/or expenses heretofore or hereafter owing by us to you and any and all renewals or extensions of any of the foregoing, no matter how or when arising, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether under any present or future agreement or instruments between or among us, you, or otherwise, including, without limitation, all obligations owing by us to you under the Convertible Note dated as of the date hereof made by us in favor of you in the original principal amount of $2,000,000 (as amended, modified and supplemented from time to time, the "Note").

3. We hereby represent, warrant and covenant to you that: (a) we are a company validly existing, in good standing and formed under the laws of the State of California and we will provide you thirty days prior written notice of any change in our state of formation; (b) our legal name is "Valencia Entertainment International, L.L.C.", as set forth in our organizational documents as amended through the date hereof; (c) we are the lawful owner of the Collateral and, have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities; (d) except with respect to prior liens, we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances")except to the extent said Encumbrance does not secure indebtedness in excess of $20,000 and such Encumbrance is removed or otherwise released within 10 days of the creation thereof; (e) we will at our own cost and expense keep the Collateral in good state of repair and will not waste or destroy the same or any part thereof; (f) we will not without your prior written consent, sell, exchange, lease or otherwise dispose of the Collateral (except for sales or inventory in the ordinary course of business) or any of our rights therein; (g) we will insure the Collateral in your name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as you shall specify in amounts and under policies by insurers acceptable to you and all premiums thereon shall be paid by us and the policies delivered to you. If we fail to do so, you may procure such insurance and the cost thereof shall constitute Obligations; (h) we will at all times allow you or your representatives free access to and the right of inspection of the Collateral; (i) we hereby indemnify and save you harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that you may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Agreement or the Note or in the prosecution or defense of any action or proceeding either against you or us concerning any matter growing out of or in connection with this Agreement, the Note and/or any of the Obligations and/or any of the Collateral.

4. We shall be in default under this Agreement upon the happening of any of the following events or conditions, each such event or condition an "Event of Default" (a) we shall fail to pay when due or punctually perform any of the Obligations; (b) any covenant, warranty, representation or statement made or furnished to you by us or on our behalf was false in any material respect when made or furnished; (c) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent said levy, seizure or attachment does not secure indebtedness in excess of $20,000 and such levy, seizure or attachment has not been removed or otherwise released within 10 days of the creation or the assertion thereof; (d) we shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of our property; or (e) any proceedings under any bankruptcy or insolvency law shall be commenced by or against us and if commenced against us shall not be dismissed within 30 days.

5. Upon the occurrence of any Event of Default and at any time thereafter, you may declare all Obligations immediately due and payable and you shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of California, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, you will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire. Upon your request, we shall assemble the Collateral and make it available to you at a place designated by you. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any address appearing on your records for us. Any proceeds of any disposition of any of the Collateral shall be applied by you to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by you toward the payment of the Obligations in such order of application as you may elect, and we shall be liable for any deficiency.

6. If we default in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, you may, at your option without waiving your right to enforce this Agreement according to its terms, immediately or at any time thereafter and without notice to us, perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law.

7. We appoint you, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf; to file financing statements against us covering the Collateral; to sign our name on public records; and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

8. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. Your books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We agree to join with you in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to you and in executing such other documents or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the Collateral.

9. This Agreement shall be governed by and construed in accordance with the laws of the State of California and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to you hereunder shall enure to the benefit of your successors and assigns. The term "you" as herein used shall include your company, any parent of your company, any of your subsidiaries and any co-subsidiaries of your parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall enure to the benefit of and shall bind the representatives, successors and assigns of each of us and them. You and we hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and we agree not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any California State court sitting in the city of Los Angeles and (c) waive any objection you or we may have as to the bringing or maintaining of such action with any such court.

                          [CONTINUED ON FOLLOWING PAGE]

10. All notices from you to us shall be sufficiently given if mailed or delivered to us at our address set forth below.

                                      Very truly yours,

                                    VALENCIA ENTERTAINMENT INTERNATIONAL. L.L.C.
                                 By: ValCom, Inc., its sole member

                                 By:_______________________________
                               Name:
                              Title:
                                  Address: 26030 Avenue Hall - Studio #5
                                           Valencia, California 91355


                                                     Dated as of:  May __, 2002


ACKNOWLEDGED:

LAURUS MASTER FUND, LTD.


By:_______________________
     Name:
     Title: